SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 1, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):


                                SIGNET GROUP plc
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


England and Wales                     0-16945                 Not Applicable
(STATE OR OTHER                     (COMMISSION              (I.R.S EMPLOYER
 JURISDICTION)                      FILE NUMBER)          IDENTIFICATION NUMBER)


                                  Zenith House
                              The Hyde, Colindale,
                                 London, NW9 6EW
                                     England
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                             (011) (44 181) 905 9000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

As at November 1, 1997, the end of the most recent fiscal quarter of Signet Group plc ("Signet"), fewer than 50 per cent. of Signet's ordinary shares of 0.5p each ("Ordinary Shares") were held of record either directly or through American Depositary Receipts by residents of the United States. Accordingly, Signet was a foreign private issuer as of that date and, accordingly, will not be filing a Quarterly Report on Form 10-Q with respect to its results of operations for the quarter ended November 1, 1997. Signet will continue to monitor the percentage of its Ordinary Shares held by United States residents.















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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereto duly authorised.


                                             SIGNET GROUP PLC

DATE     November 10, 1997                   BY:  /s/Walker G Boyd
                                                  --------------------------
                                                  Walker G Boyd
                                                  Group Finance Director














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